                       METROPOLITAN LIFE INSURANCE COMPANY
                 NEW ENGLAND LIFE RETIREMENT INVESTMENT ACCOUNT

                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                          SUPPLEMENT DATED MAY 1, 2009
                                       TO
                 PROSPECTUS DATED MAY 1, 1988 (AS SUPPLEMENTED)

This supplement updates certain information to the prospectus referenced above. You should read and retain this supplement.

HIGHLIGHTS

OWNERSHIP RIGHTS

Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this contract will not be available to such partner or same sex marriage spouse.

THE COMPANY

Metropolitan Life Insurance Company is a life insurance company and wholly-owned subsidiary of MetLife, Inc., a publicly traded company, whose principal office is at 200 Park Avenue, New York, New York, 10166-0188.

INVESTMENTS OF THE ACCOUNT - ELIGIBLE FUNDS

Certain Eligible Funds may impose a redemption fee in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each portfolio.

THE CONTRACTS

PAYMENT ON DEATH

The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

REQUESTS AND ELECTIONS

A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

ANNUITY PAYMENTS

ANNUITY OPTIONS

The availability of certain annuity payment options may be restricted on account of Company policy, administrative procedures and Federal tax law, which among other things, may restrict payments to the survivor or limit the duration of a period certain option.

AMOUNTS OF VARIABLE ANNUITY PAYMENTS

The annuity purchase rates are used to calculate the basic payment level purchased by the Contract Value. If you were issued a contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity purchase rates, the annuity purchase rates we use will not be less than the guaranteed sex-distinct rates in the contract when issued.

RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

Suspension of Minimum Distribution Rules during 2009: Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first RMD payment by April 1, 2009. In contrast, if your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This RMD waiver does not apply if you are receiving annuity payments under your contract. The RMD rules are complex, so please consult with your tax advisor before waiving your 2009 RMD payment.

DISTRIBUTION OF CONTRACTS

Financial Industry Regulatory Authority (FINRA) maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.
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THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

501 Boylston Street                                               (800) 777-5897
Boston, MA 02116

                                                                 SUPP - WVA-2009